Income Taxes (Details 1)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Reconciliation of the statutory tax rate to the effective tax rate
Statutory federal income tax rate	34.00%	34.00%
State (net of federal benefit)	6.60%	6.60%
Non-deductible expenses	(29.70%)	(18.80%)
Change in valuation allowance	(10.90%)	(21.80%)
Effective income tax rate	0.00%	0.00%